Lam Research and Novellus Systems
Lam Research and Novellus Systems
December 14, 2011 December 14, 2011
Leading the Next Generation of
Leading the Next Generation of
Semiconductor Manufacturing
Semiconductor Manufacturing
Technology
Technology
Filed by Novellus Systems, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Novellus Systems, Inc.
Commission File No.:  000-17157
Exhibit 99.8

Lam Research Corporation – December 14, 2011
Slide - 2
(v7)
A Transformative Transaction
A Transformative Transaction
Terms
Each share of Novellus Systems will be exchanged for 1.125 shares of
Lam Research
Consideration¹
Stock acquisition valued at ~$3.3 billion or $44.42 per Novellus share
Pro Forma Ownership
~59% Lam Research shareholders; ~41% Novellus shareholders on a fully diluted basis
Share Repurchase
$1.6 billion share repurchase program
Target execution over the 12-month period post transaction close
Funded from available on-shore cash and on-shore cash generation
Leadership Martin Anstice, CEO; Tim Archer, COO; Ernie Maddock, CFO
Board of Directors
4 new board member nominees, mutually designated by Novellus and
Lam Research
Anticipated Close /
Conditions
Anticipated close in the second quarter 2012
Approval by Lam Research and Novellus shareholders, customary closing conditions and regulatory approvals
1
As of December 14, 2011
Tax Treatment Tax-free

Lam Research and Novellus Systems
Lam Research and Novellus Systems
Founded in 1980
Headquartered in Fremont, CA
~3,750 Employees
Leader in Etch & Clean equipment
Expertise in
Operations in California, Austria, and Korea
Revenue of $~3.1B and operating income of ~$700M
Note:  Revenue and non-GAAP operating income statistics for the last twelve months ending Sep-2011. Does not include effects of purchase accounting or synergies.
CVD:  chemical vapor deposition; PECVD:  plasma-enhanced chemical vapor deposition; PVD:  physical vapor deposition; ECD:  electrochemical deposition.
Founded in 1984
Headquartered in San Jose, CA
~2,700 Employees
Leader in Deposition & Surface Preparation equipment
Expertise in
Operations in California, Oregon, and Germany
Revenue of ~$1.5B and operating income of ~$350M
Strong Presence at 100% of the Top Ten Semi Capital Spenders
–
Semiconductor manufacturing
–
Wafer-level packaging
–
MEMS
–
Etch:  conductor, dielectric
–
Single-wafer clean
–
Semiconductor manufacturing
–
Wafer-level packaging
–
Industrial applications
–
Deposition:  CVD, PECVD, PVD, ECD
–
Ultraviolet thermal processing
–
Resist strip
–
Surface preparation

Lam Research Corporation – December 14, 2011
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The Right Time and the Right Combination
The Right Time and the Right Combination
IC Device Complexity Is Growing:
Semiconductor roadmap facing steep technology and cost challenges
Increases the importance for customers to partner with strong suppliers
Right Combination for Future Growth Opportunities:
Combined company able to deliver solutions neither could offer independently
Increased scale enables even more comprehensive support capabilities tailored to customers’ needs
Technical adjacencies support rapid development of leading-edge process solutions
Efficiently and effectively develop solutions for next-generation technology including
450 mm
Management depth and breadth capable of accomplishing combined goals
Opportunities for Equipment Suppliers are Growing:
Long-term demand being driven by mobility and cloud computing trends
Chipmakers must have strategic vendors who can address technical hurdles
2D 3D

Lam Research Corporation – December 14, 2011
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Compelling Strategic Rationale
Compelling Strategic Rationale
Complementary products and technologies
Complementary products and technologies
Accelerating the pace of innovation
Accelerating the pace of innovation
Superior ability to meet customer requirements
Superior ability to meet customer requirements
Enhanced revenue growth
Enhanced revenue growth
Significant cost synergies
Significant cost synergies

Lam Research Corporation – December 14, 2011
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(v7)
Spares &
Services
Etch Surface
Preparation
Deposition Industrial
Applications
Leadership
Position in
Emerging
Markets
Customer -
Recognized
for Supplier
Leadership
12% - 14%
of WFE
5% - 6%
of WFE
12% - 14%
of WFE
Complementary Product Leadership
Complementary Product Leadership
#1 in Etch
Note: CVD: chemical vapor deposition; Cu ECD: copper electrochemical deposition .
Source: Leadership positions based on Gartner Dataquest and company data specific to 2010 shares; WFE percentages based on Gartner Dataquest and company data.
#1 in Cu ECD
#2 in Plasma
CVD
Expect to Serve ~32% of Total Wafer Fab Equipment Market
#2 in Dry Strip
#2 in Clean

Lam Research Corporation – December 14, 2011
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Enhanced Financial Profile
Enhanced Financial Profile
Enhanced
Revenue Growth
Technical benefits from owning adjacent technologies
Collectively optimize and accelerate development of next-generation tools
Leveraging deep and complementary customer relationships
Cost Synergies
Annualized cost savings of ~$100 million by CQ4 2013
– Significant supplier and operating expense synergies
Balance Sheet
Strong balance sheet to pursue strategic plans and enable significant share repurchase
– ~$3.1 billion gross cash and investments; ~$ 1.7 billion debt
1
Share Repurchase
1
Pro forma as of quarter ended September 2011.  Debt stated at maturity value.
$1.6 billion share repurchase program
– Target execution over 12-month period following transaction close
– Funded through available on-shore cash and on-shore cash generation
EPS Accretion
Accretive within 12 months following transaction close

Lam Research Corporation – December 14, 2011
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Roadmap for Successful Integration
Roadmap for Successful Integration
Strong cultural fit
Strong cultural fit
Geographic proximity
Geographic proximity
Integrating management team
Integrating management team
Integrating Board of Directors
Integrating Board of Directors
Integration team from both companies
Integration team from both companies
Focus on value creation from revenue
Focus on value creation from revenue
growth and organizational efficiencies
growth and organizational efficiencies
Areas of revenue and cost synergy
Areas of revenue and cost synergy
opportunities identified
opportunities identified
Preparing for an Efficient and Successful Integration
Note: Following transaction close.
One Team Planning for Success

Lam Research Corporation – December 14, 2011
Slide - 9
(v7)
Summary
Summary
Employees
Strengthens our position within the industry
Potential exists to accelerate growth as a combined company
Opportunity to lead the industry in the development of next-generation technology
Customers
Investors
Enhanced financial profile
Significant cost synergies; ~$100 million annualized by CQ4 2013
$1.6 billion share repurchase program
Accretive to non-GAAP EPS within 12 months following transaction close
A Compelling Combination for All Constituents
Complementary skills, technologies and product capabilities to deliver innovative and cost-effective solutions
Positioned to efficiently and effectively develop next-generation technology solutions including 450 mm capabilities

(v7) Q&A Q&A

Lam Research Corporation – December 14, 2011 Slide - 11 (v7)

Lam Research Corporation – December 14, 2011
Slide - 12
(v7)
How to Find Further Information
How to Find Further Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research intends to file with the
SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam Research and
Novellus Systems that also constitutes a prospectus of Lam Research. Lam Research and Novellus Systems
will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus Systems. BEFORE MAKING
ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE
JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO)
AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY
BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAM RESEARCH
AND NOVELLUS SYSTEMS AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus
(when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor
Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Investor Relations,
4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam
Research or Novellus Systems with the SEC in connection with the proposed Merger at the SEC’s website at
http://www.sec.gov, and at the companies’ websites at www.Lam Research.com and www.Novellus.com, respectively.

Lam Research Corporation – December 14, 2011
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Cautions Regarding Forward-Looking Statements
Cautions Regarding Forward-Looking Statements
This announcement contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus Systems (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities
Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the
Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects;
(ii) business and management strategies and the expansion and growth of Lam Research’s or Novellus Systems’ operations; (iii) the effects of government regulation on Lam Research’s, Novellus Systems’ or the Merged Company’s business; (iv) future industry developments and trends;
(v) the other statements set forth in the CEO quotes; (vi) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vii) assumptions underlying any of the foregoing statements.
These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and Novellus
Systems and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s and Novellus Systems’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate Novellus Systems’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged
Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; (continued on next page)

Lam Research Corporation – December 14, 2011
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Cautions Regarding Forward-Looking Statements
Cautions Regarding Forward-Looking Statements
(continued from prior page) the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam Research’s and Novellus Systems’ periodic reports (whether under the caption Risk Factors or Forward
Looking Statements or elsewhere). Neither Lam Research nor Novellus Systems can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam Research nor Novellus Systems nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.
Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research, Novellus
Systems, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam Research or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Lam Research Corporation – December 14, 2011
Slide - 15
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Participants in the Solicitation
Participants in the Solicitation
The directors and executive officers of Lam Research and Novellus Systems may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam
Research plans to file the registration statement that includes the joint proxy statement/prospectus with the
SEC in connection with the solicitation of proxies to approve the proposed transaction. Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19,
2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus Systems’ directors and executive officers and their respective interests in Novellus
Systems by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.